Income Taxes	3 Months Ended
Mar. 31, 2014
Components of Income Tax Expense (Benefit), Continuing Operations [Abstract]
Income Taxes
Income Taxes

Our consolidated effective income tax rate for the quarter ended March 31, 2014 was 14.3% as compared to 13.9% in the prior year quarter. Excluding the impact of discrete tax items, our consolidated effective income tax rate for the quarters ended March 31, 2014 and 2013 was 10.9% and 12.1%, respectively.

Discrete tax expense for the quarter ended March 31, 2014 was primarily attributable to the recognition of a liability for unrecognized tax benefits associated with certain tax positions taken in prior years and the resolution of prior period tax matters. Discrete tax expense for the quarter ended March 31, 2013 was primarily attributable to the recognition of a liability for unrecognized tax benefits associated with a tax position taken in prior years.